UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

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WARI, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-55667	37-1763227
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1717 Pennsylvania Avenue NW Washington DC 20006

(Address of Principal Executive Office) (Zip Code)

212-559-9196

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400, New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 30, 2019, the Board of Directors of WARI, INC. approved the appointment of Friedman LLP (“Friedman”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019, and dismissed Green & Company, CPAs (“Green”), which declined to stand for reappointment as the Company’s auditor. The engagement of Friedman was approved by the Company’s Board of Directors.

Green’s reports on the financial statements of the Company as of and for the fiscal years ended November 30, 2017 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2018 and 2017, and through May 31, 2019, the date of Green’s resignation, (i) there were no disagreements with Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Green would have caused Green to make reference thereto in their reports for such fiscal years and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events. As disclosed in the Company’s Form 10-Ks for the fiscal years ended November 30, 2018, and November 30, 2017, and Quarterly Reports on 10-Q for each of the three quarters ended February 28, May 31 and August 31 for each of the two fiscal years, management concluded that the Company’s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting.

The Company has authorized Green to fully respond to the inquiries of Friedman, the successor independent registered public accounting firm, concerning these matters.

The Company provided Green with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Green furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Green agrees with the above disclosures. A copy of such letter, dated May 31, 2019, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended November 30, 2018 and November 30, 2017, and the subsequent interim period through May 30, 2019, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report or oral advice was provided to the Company by Friedman, that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Green addressed to the U.S. Securities and Exchange Commission, dated May 31, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Wari, Inc.

June 1, 2019	By:	/s/ Amadou Diop
Amadou Diop, President

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